SUPPLEMENT

MARCH 21, 1997

TO PROSPECTUS DATED MAY 1, 1996 FOR

PRUCO LIFE INSURANCE COMPANY
VARIABLE UNIVERSAL ACCOUNT



                                PRUSELECT(SM) II
                                  VARIABLE LIFE
                               INSURANCE CONTRACTS


The Section "REFUNDS OF SALES CHARGES" on pages 8-9 is replaced in its entirety by the following:

REFUNDS OF SALES CHARGES

If the Contract is not in default, Pruco Life will, upon full surrender of the Contract within the first 3 Contract years, return any sales charges deducted from premiums paid within the 365 days prior to the date Pruco Life receives the surrender request at its Home Office.

Furthermore, Pruco Life's sales expenses may be reduced if a number of Contracts are purchased with aggregate first year premiums exceeding $5 million by an employer or by employees affiliated with a common employer. On a non-guaranteed basis, this may result in refunds of a portion of the sales load. Thus, currently, at the end of the first Contract year, Pruco Life intends to refund a portion of the sales load for such Contracts. It will do so by adding an amount equal to 3% of the aggregate first year premiums between $5 million to $10 million and 6% of the premiums in excess of $10 million, plus such interest thereon as Pruco Life in its discretion determines, to the Contract fund after the end of the first Contract year.

Any such refund will be generated only by that portion of the aggregate first year premiums over $5 million that (1) does not exceed the "7-pay" premium amount as defined under section 7702A of the Internal Revenue Code, and (2) is received within 11 months of the first Contract date for that employer. Each Contract's portion of the total refund will be proportional to that Contract's contribution to the total aggregate first year premiums eligible for the refund.

Beginning with Contracts sold on or after March 21, 1997, a portion of the sales load may be refunded on a non-guaranteed basis if aggregate premiums paid within the first 11 months of the Contract date, under all Contracts purchased by an employer or by employees affiliated with a common employer (a) exceed two times the "7-pay" premium amount, as defined under section 7702A of the Internal Revenue Code, and (b) exceed $5 million. Currently, at the end of the first Contract year, Pruco Life will refund, by adding to the Contact fund, an amount equal to 4% of the aggregate premiums paid within the first 11 months of the Contract date in excess of the 7-pay limit.

Additional non-guaranteed refunds of sales load may be made based on such factors as total aggregate premiums of a certain amount over a given period of time and the persistency of the Contracts.



CVUL-2SUP2  Ed. 3-97